                       EMPLOYEE STOCK PURCHASE AGREEMENT


          This Agreement is made as of the 29th day of December, 1994, by and between VIROPHARMA, INC., a Delaware corporation (the "Corporation"), and Dr. Claude Nash (the Purchaser").

     I.   PURCHASE OF SHARES

          1.1  Purchase.  The Purchaser hereby purchases from the Corporation,
               --------
and the Corporation hereby sells to the Purchase, 650,000 shares of the Corporation's common stock, par value $0.001 per share (the "Purchased Shares") at a purchase price equal to $0.05 per share or in consideration of services rendered and/or to be rendered by the Purchase for the benefit of the Corporation, for an aggregate consideration of $0.05 per share (the "Purchase Price").

          1.2  Payment.  Unless the Purchase Price shall be in consideration of
               -------
services as contemplated by Section 1.1 hereof, concurrently with the execution of this Agreement, the Purchaser shall pay the cash portion of the Purchase Price for the Purchased Shares, in cash, cash equivalent, or by delivery of a promissory note. Purchaser shall also deliver to the Secretary of the Corporation a duly executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit A) and whatever additional documents may be required by the Corporation as a condition for the purchase.

          1.3  Delivery of Certificates.  The certificates representing the
               ------------------------
Purchased Shares purchased hereunder and subject to the Corporation's Repurchase Right under Article V hereof shall be held in escrow by the Secretary of the Corporation as provided in Article VII hereof.

     II.  SECURITIES LAW COMPLIANCE

          2.1  Exemption from Registration.  The Purchased Shares have not been
               ---------------------------
registered under the Securities Act of 1933, as amended (the "1933 Act"), and are being issued to Purchaser in reliance upon the exemption from such registration provided by Section 4(2) of the 1933 Act.

          2.2  Restricted Securities.  Purchaser hereby confirms that Purchaser
               ---------------------
has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Purchaser hereby acknowledges that Purchaser is prepared to hold the Purchased Shares for an indefinite period and that Purchaser is aware that Rule 144 of the Securities and Exchange Commission (the

"Commission") issued under the 1933 Act is not presently available to exempt the offer and sale of the Purchased Shares from the registration requirements of the 1933 Act. Purchaser is aware of the adoption of Rule 144 promulgated under the 1933 Act by the Commission, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Purchaser understands that Rule 144 is conditioned upon, among other things: (i) the availability of certain current public information about the Corporation, (ii) the resale occurring not fewer than two (2) years after the party has purchased and paid for the securities to be sold, (iii) the sale being made through a broker in an unsolicited "broker's transaction", and (iv) the amount of securities being sold during any three-month period not exceeding specified limitations. Purchaser acknowledges and understands that the Corporation may not be satisfying the current public information requirement of Rule 144 at the time Purchaser wishes to sell the Purchased Shares or other conditions under Rule 144 which are required of the Corporation. If so, Purchaser understands that he will be precluded from selling the securities under Rule 144 even if the two-year holding period of said Rule has been satisfied. Prior to Purchaser's acquisition of the Purchased Shares, Purchaser acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Purchased Shares. Purchaser has such knowledge and experience in financial and business matters so as to make him capable of utilizing said information to evaluate the risks of the prospective investment and to make an informed investment decision. Purchaser is able to bear the economic risk of his investment in the Purchased Shares. Subject to
Section 3.3 hereof, Purchaser agrees not to make, without the prior written consent of the Corporation, any public offering or sale of the Purchased Shares although permitted to do so pursuant to Rule 144(k) promulgated under the 1933 Act, until the earlier of the date on which the Corporation effects its initial registered public offering pursuant to the Securities Act or the date in which it becomes a registered company pursuant to Section 12(g) of the Securities and Exchange Act of 1934.

          2.3  Disposition of Shares.  Purchaser hereby agrees that Purchaser
               ---------------------
shall make no disposition of the Purchased Shares (other than a permitted transfer under Section 4.1 hereof) unless and until:

               (a) Purchaser shall have notified the Corporation of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

               (b) Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares; and

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

               (c) Purchaser shall have provided the Corporation with an opinion of counsel, in form and substance satisfactory to the Corporation, that
(i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144 promulgated thereunder) has been taken.

          The Corporation shall not be required (i) transfer on its books any Purchased Shares that have been sold or transferred in violation of the provisions of this Article II or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

          2.4  Restrictive Legends.  In order to reflect the restrictions on
               -------------------
disposition of the Purchased Shares, the stock certificates representing the Purchased Shares will be endorsed with restrictive legends affixed thereto including one or both of the following legends:

               (a) "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. The shares may not be sold or offered for sale in the absence of (i) an effective registration statement for the shares under such Act, (ii) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (iii) an opinion of counsel satisfactory to the Corporation that registration under such Act is not required with respect to such sale or offer."

               (b) If required by the authorities of any state in connection with the issuance of the Purchased Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

     III. SPECIAL PROVISIONS

          3.1  Shareholder Rights.  Until such time as the Corporation actually
               ------------------
exercises its repurchase rights under this Agreement, Purchaser (or any successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow under Article VII, but subject, however, to the transfer restrictions of Article IV.

          3.2  Section 83(b) Election.  Purchaser understands that under Section
               ----------------------
83 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder

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

(the "Code"), the difference between the Purchase Price paid for the Purchased Shares and their fair market value on the date on which any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to its restrictions on transferability and Repurchase Right under Articles IV and V, respectively, of this Agreement. Purchaser understands that he shall, at the time of the execution and delivery of this Agreement, be required to elect to be taxed at the time the Purchased Shares are acquired hereunder to the extent the fair market value of the Purchased Shares exceeds the Purchase Price rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service (the "I.R.S.") within thirty
(30) days after the date of purchase of the Purchased Shares hereunder. If the fair market value of the Purchased Shares at the date of purchase does not exceed the Purchase Price paid (and thus no tax is payable), the election may avoid potential adverse tax consequences in the future. The form for making this election is attached as Exhibit B hereto. Purchaser understands that he is required, as a condition precedent to the purchase of the Purchased Shares, to execute and deliver this filing at the Closing. PURCHASER ACKNOWLEDGES THAT THE CORPORATION IS REQUIRING THE PURCHASER TO FILE A TIMELY ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON SUCH PURCHASER'S BEHALF.

          3.3  Market Stand-Off.
               ----------------

               (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Purchaser shall not sell, assign, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Purchased Shares without the prior written consent of the Corporation or its lead underwriter a party to an underwriting agreement between (or among) the Corporation and such underwriter(s) for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters; provided, however, that in no event shall such period exceed one hundred eighty (180) days. This
Section 3.3 shall only remain in effect for the two (2) year period immediately following the effective date of the Corporation's initial public offering and shall thereafter terminate and cease to be in force or effect.

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

               (b) In the event of any stock dividend, stock split, recapitalization, or other change affecting the Corporation's outstanding Common Stock effected without receipt of consideration, then any new, substituted, or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this Section 3.3, to the same extent the Purchased Shares are at such time covered by such provisions.

          3.4  Stop Transfer.  In order to enforce the provisions of Section
               -------------
3.3, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.


     IV.  TRANSFER RESTRICTIONS
          ---------------------

          4.1  Restriction on Transfer.  Purchaser, shall not transfer, assign,
               -----------------------
encumber, or otherwise dispose of all or any part of the Purchased Shares that are subject to the Corporation's Repurchase Right under Section 5.1(i) hereof, except as set forth herein. In addition, from and after the termination of the Repurchase Rights with respect to any Purchased Shares under Section 5.1 hereof, such Purchased Shares shall not be transferred, assigned, encumbered, or otherwise disposed of in contravention of the Corporation's First Refusal Right under Article VI. Such restrictions on transfer, however, shall not be applicable provided the Purchaser receives from the Corporation, its prior written consent to (i) a gratuitous transfer of the Purchaser's Purchased Shares made to his spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Purchaser or the Purchaser's spouse or issue, including adopted children, (ii) a transfer of title to the Purchased Shares effected pursuant to the Purchaser's will or the laws of intestate succession or (iii) a pledge of the Purchased Shares to the Corporation as security for any purchase-money indebtedness incurred by the Purchaser in connection with the acquisition of the Purchased Shares.

          4.2  Transferee Obligations.  Each person (other than the Corporation)
               ----------------------
to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in Section 4.1 above must, as a condition precedent to the validity of such transfer, agree in writing to the Corporation to be bound by the terms and provisions of this Agreement and acknowledge that any Purchased Shares which are transferred pursuant to Section 4.1 hereof shall be subject to
(i) both the Corporation's Repurchase Right pursuant to Article V hereof or otherwise and the Corporation's First Refusal Right granted pursuant to Article VI hereof, (ii) the restrictions on transfer contained in Section 5.1 with respect to Unvested Shares (as defined below), and (iii)

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

the market stand-off provisions of Section 3.3 above, to the same extent as if such shares continued to be owned by the Purchaser.

          4.3  Definition of Owner.  For purposes of Articles V, VI and VII of
               -------------------
this Agreement, the term "Owner" shall include the Purchaser and all subsequent holders of the Purchased Shares who own such Purchased Shares pursuant to a permitted transfer from the Purchaser in accordance with Section 4.1 above or who otherwise derive their ownership through a permitted transfer from a Purchaser.

     V.   REPURCHASE RIGHT

          5.1  Grant.  The Corporation is hereby granted the right (the
               -----
"Repurchase Right"), exercisable at any time during the sixty (60) day period following the date the Purchaser ceases for any reason to be a Service Provider (as defined below) to the Corporation to repurchase (i) at the Purchase Price all or (at the discretion of the Corporation and with the consent of the Purchaser) any portion of the Purchased Shares in which the Purchaser has not acquired a vested interest in accordance with the vesting provisions of Section
5.3 (such shares to be hereinafter called the "Unvested Shares") and (ii) at the Fair Market Value (as defined below) all or (at the discretion of the Corporation and with the consent of the Purchaser) any portion of the Purchased Shares in which the Purchaser has acquired a vested interest in accordance with the vesting provisions of Section 5.3 (the "Vested Shares"). For purposes of this Agreement, the Purchaser shall be deemed to be a "Service Provider" to the Corporation for so long as the Purchaser renders periodic services to the Corporation or one or more of its parent or subsidiary corporations, whether as an employee, non-employee member of the board of directors, or an independent, non-employee consultant.

          5.2  Exercise of the Repurchase Right
               --------------------------------

               (a) The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Purchased Shares prior to the expiration of the applicable sixty (60) day period specified in Section 5.1. The notice shall indicate the number of Unvested Shares to be repurchased, the number of Vested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Purchased Shares may have been previously delivered out of escrow to the Owner, then the Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Corporation the certificates representing the Purchased Shares to be repurchased, each certificate to be properly endorsed for transfer. The Corporation shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with Section 7.3 or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to (i) the Purchase Price previously paid for the Unvested Shares which are to be purchased and (ii) the Fair Market Value for the Vested Shares which are to be purchased.

               (b) For purposes of this Agreement, the term "Fair Market Value" shall mean, with respect to each Vested Share to be purchased pursuant to the Repurchase Rights, the fair market value of each such Vested Share as most recently determined by the Board of Directors of the Corporation or the Stock Option Committee thereof (or any other committee) for purposes of valuing incentive stock options of the Corporation's Common Stock granted to the Purchaser or any other Service Provider or for any other reason.

          5.3  Termination of the Repurchase Right.
               -----------------------------------

               (a) The Repurchase Right shall terminate with respect to any Purchased Shares for which it is not timely exercised under Section 5.2. In addition, the Repurchase Right provided in Section 5.1(i) shall terminate, and cease to be exercisable, with respect to any and all Purchased Shares in which the Purchaser vests in accordance with the schedule below. Accordingly, provided the Purchaser continues to be a Service Provider to the Corporation, the Purchaser shall acquire a vested interest in, and the Repurchase Right provided in Section 5.1(i) shall lapse with respect to, the Purchased Shares in accordance with the following provisions.

                     (i) The Purchaser shall not acquire any vested interest in, nor shall the Repurchase Right provided in Section 5.1(i) lapse with respect to, any Purchased Shares during the initial twelve (12) month period measured from and after the date hereof (the "Vesting Measurement Date").

                     (ii) Upon the expiration of the initial twelve (12) month period measured from the Vesting Measurement Date, the Purchaser shall acquire a vested interest in, and the Repurchase Right provided in Section 5.1(i) shall lapse with respect to, the remaining Purchased Shares in a series of successive annual installments each equal to twenty-five percent (25%) of the number of Purchased Shares issued by the Corporation to the Purchaser as of the date hereof.

               (b) All Purchased Shares as to which the Repurchase Right provided in Section 5.1(i) lapses shall, however, continue to be subject to (i) the Repurchase Right provided in Section 5.1(ii) above, (ii) the First Refusal Right of the Corporation and its assignees under Article VI hereof and (iii) the market stand-off provisions of Section 3.3 above.

          5.4  Additional Shares or Substituted Securities.  In the event of any
               -------------------------------------------
stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Purchased Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Corporation's capital structure; provided, however,, that the aggregate Purchase Price shall remain the same.

          5.5  Corporate Transaction.
               ---------------------

               (a) In the event of any of the following transaction (a "Corporate Transaction"):

                     (i) a merger or acquisition in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                     (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, or

                     (iii) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, then the Board of Directors of the Corporation (as constituted immediately prior to the Corporate Transaction) shall, in its sole and absolute discretion, determine whether the Repurchase Right shall lapse, in which case the Purchaser shall acquire a vested interest in all such Purchased Shares upon the consummation of such Corporate Transaction, or whether the Purchased Shares shall remain subject to the Repurchase Right pursuant to an assignment by the Corporation Transaction, in which case the Purchased Shares shall vest in accordance with Section 5.3.

               (b) To the extent the Repurchase Right remains in effect following such Corporate Transaction in accordance with subparagraph (a) above, it shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate Purchase Price shall remain the same.

          5.6  Legend.  In addition to the legends required by Section 2.4
               ------
above, all certificates representing Purchased Shares subject to the Corporation's Right of Repurchase shall be endorsed with the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES), SUCH AGREEMENT GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY UPON TERMINATION OF THE REGISTERED HOLDER'S SERVICES WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     VI.  RIGHT OF FIRST REFUSAL

          6.1  Grant.  The Corporation is hereby granted the right of first
               -----
refusal (the "First RefuSal Right"), exercisable in connection with any proposed sale or other transfer of all or any part of the Purchased Shares in which the Purchaser has vested in accordance with the vesting provisions of Article V hereof. For purposes of this Article VI, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Purchased Shares intended to be made by the Owner, but shall not include any of the permitted transfers under Section 4.1 above.

          6.2  Notice of Intended Disposition.  In the event the Owner desires
               ------------------------------
to accept a bona fide third-party offer for any or all of the Purchased Shares (the shares subject to such offer to be hereinafter called, solely for the purposes of this Article VI, the "Target Shares"), Owner shall promptly (i) deliver to the Secretary of the Corporation written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price thereof, and (ii) provide satisfactory proof that the disposition of the Target Shares to the third party offeror would not be in contravention of the provision set forth in Articles II and III of this Agreement.

          6.3  Exercise of Right.  The Corporation (or its assignees) shall, for
               -----------------
a period of thirty (30) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to Owner prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Corporation (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than ten (10) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Corporation the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article VII, the certificates for such shares shall automatically be released from escrow and surrendered to the Corporation for cancellation. The Target Shares so purchased shall thereupon be cancelled and cease to be issued and outstanding shares of the Corporation's Common Stock.

          Should the purchase price specified in the Disposition Notice be payable in property other than case or evidences of indebtedness, the Corporation (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Corporation (or its assignees) cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Corporation (or its assignees), or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Owner and the Corporation. The Closing shall then be held on the latter of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifteenth (15th) day after such cash valuation shall have been made.

          6.4  Non-Exercise of Right.  In the event the Exercise Notice is not
               ---------------------
given to the Owner within thirty (30) days following the date of the Corporation's receipt of the Disposition Notice, the Owner shall have a period of thirty (30) days thereafter, in which to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to third party purchaser than those specified in the Disposition Notice; provided, however, that any such sale or disposition shall not be effected in contravention of the provisions of Article II of this Agreement. To the extent any of the Target Shares are at the time held in escrow pursuant to Article VII below, the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third party purchaser shall acquire the Target Shares free and clear of all the terms and provisions of this Agreement (including the Corporation's Repurchase Right under Article V and the Corporation's First Refusal Right hereunder). In the event the Owner does not sell or otherwise dispose of the Target Shares within the specified thirty (30) day period, the Corporation's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by the Owner until such right lapses in accordance with Section 6.7 below.

          6.5  Partial Exercise of Right.  In the event the Corporation (or its
               -------------------------
assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, the Owner shall have the option, exercisable by written notice to the Corporation delivered within twenty (20) days after the date of the Disposition Notice, to the effect the sale of the Target Shares pursuant to one of the following alternatives.

               (a) Sale or other disposition of all the Target Shares to a third-party purchaser in compliance with the requirements of Section 6.4, as if the Corporation did not exercise the First Refusal Right hereunder; or

               (b) sale to the Corporation (or its assignees) of the portion of the Target Shares which the Corporation (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of Section 6.3.

          Failure of Owner to deliver timely notification to the Corporation under this Section 6.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (b) above.

          6.6  Recapitalization.
               ----------------

               (a) In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Corporation's First Refusal Right hereunder, but only to the extent the Purchased Shares are at a time covered by such right.

               (b) In the event of a Corporate Transaction (as defined in Section 5.6 above), the Corporation's First Refusal

Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right.

          6.7  Termination.  The First Refusal Right under this Article VI shall
               -----------
terminate and cease to have effect upon the earlier to occur of (i) the first date on which the shares of the Corporation's Common Stock are held of record by more than five hundred (500) persons, or (ii) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Corporation's Common Stock in the aggregate amount of at least $10,000,000. However, the market stand-off provisions of Section 3.3 above shall continue to remain in full force and effect following the termination of the First Refusal Right hereunder.

          6.8  Legend.  All certificates representing Purchased Shares subject
               ------
to the Right of First Refusal shall be endorsed with the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDERS OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE CORPORATION CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE CORPORATION WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     VII. ESCROW

          7.1  Deposit.  Upon issuance, the certificates for the Purchased
               -------
Shares shall be deposited in escrow with the Secretary of the Corporation to be held in accordance with the provisions of this Article VII. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in form of Exhibit A. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section
7.4 below. Upon delivery of the certificates (or other assets and securities) to the Corporation, the Owner shall be issued an instrument of deposit acknowledging the number of

Purchased Shares (or other assets and securities) delivered in escrow to the Secretary of the Corporation.

          7.2  Recapitalization.  All regular cash dividends on the Purchased
               ----------------
Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately delivered to the Secretary of the Corporation to be held in escrow under this Article VII, but only to the extent the Purchased Shares are at the time subject to the escrow requirements of Section 7.1 above.

          7.3  Release/Surrender.  The Purchased Shares, together with any other
               -----------------
assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

               (a) Should the Corporation elect to exercise the Repurchase Right under Article V hereof with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Corporation for cancellation, concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Purchase Price for such Unvested Shares, and the Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities).

               (b) Should the Corporation elect to exercise its First Refusal Right under Article VI with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities issued with respect thereto) shall, concurrently with the payment of the purchase price for such Target Shares to the Owner in accordance with Section 6.3 hereof, be surrendered to the Corporation for cancellation, and the Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

               (c) Should the Corporation elect not to exercise its First Refusal Right under Article VI hereof with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities issued with respect thereto) shall be surrendered to the Owner for disposition according to the provisions of Section
6.4 above.

               (d) As the interest of the Owner in the Purchased Shares (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of Article V hereof, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner in accordance with the following schedule:

                     (i) the initial release of vested shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve (12) month period measured from the Vesting Measurement Date.

                     (ii) Subsequent releases of vested shares (or other vested assets and securities) from escrow shall be effected at annual intervals thereafter, with the first such subsequent annual release to occur twenty-four
(24) months after the Vesting Measurement Date.

                     (iii) Upon any earlier termination of the Corporation's Repurchase Right in accordance with the applicable provisions of Article V hereof, the Purchased Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully vested shares or other property.

               (e)   Notwithstanding anything to the contrary contained in this
Section 7.3, all Purchased Shares (or other assets or securities) released from escrow in accordance with the provisions of Section 7.3(d) hereof shall nevertheless remain subject to (i) the Corporation's First Refusal Right under
Article VI hereof until such right terminates pursuant to Section 6.7 above and
(ii) the market stand-off provisions of Section 3.3 above until such provisions terminate in accordance therewith.

     VIII.  GENERAL PROVISIONS

          8.1  Assignment.  The Corporation may assign its Repurchase Rights
               ----------
under Article V and/or its First Refusal Right under Article VI to any person or entity selected by the Corporation's Board of Directors, including (without limitation) one or more stockholders of the Corporation.

          8.2  No Employment or Service Contract.  Nothing in this Agreement
               ---------------------------------
shall confer upon the Purchaser any right to continue in the service of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining Purchaser) for any period of time or interfere with or restrict in any way the rights of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining Purchaser) or the Purchaser, which rights are hereby expressly reserved by each, to terminate the Service Provider status of Purchaser at any time for any reason whatsoever, with or without cause.

          8.3  Notices.  Any notice required in connection with (i) the
               -------
Repurchase Right or the First Refusal Right or (ii) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days' advance written notice under this Section 8.3 to all other parties to this Agreement; provided, however, that in the case of any notice given by any party to the Corporation, such notice shall not be deemed effective unless a copy of such notice shall be provided, in the manner set forth above, to Finn Dixon & Herling, One Landmark Square, 6th Floor, Stamford, Connecticut 06901, Attention; Michael J. Herling, Esq.

          8.4  No Waiver.  The failure of the Corporation (or its assignees) in
               ---------
any instance to exercise the Repurchase Rights granted under Article V hereof, or the failure of the Corporation (or its assignees) in any instance to exercise the First Refusal Right granted under Article VI hereof, shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and the Purchaser. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          8.5  Cancellation of Shares.  If the Corporation (or its assignees)
               ----------------------
shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be purchased in accordance with the First Refusal Right or repurchased in accordance with the Repurchase Right, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Corporation (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

     IX.  MISCELLANEOUS PROVISIONS.

          9.1  Purchaser Undertaking.  Purchaser hereby agrees to take whatever
               ---------------------
additional action and execute whatever additional documents the Corporation may, in its judgment, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Purchaser or the Purchased Shares pursuant to the express provisions of this Agreement.

          9.2  Agreement Is Entire Contract.  This Agreement constitutes the
               ----------------------------
entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Corporation's Executive Stock Purchase Plan and shall in all respects be construed in conformity with the express terms and provisions of such Plan.

          9.3  Governing Law.  This Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

          9.4  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument.

          9.5  Successors and Assigns.  The provisions of this Agreement shall
               ----------------------
inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Purchaser and the Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

     IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first indicated above.

                                    VIROPHARMA, INC.


                                    By: __________________________

                               Address: __________________________

                                        __________________________

                                        __________________________

                                    PURCHASER/1/

                                    By: __________________________

                               Address: __________________________

                                        __________________________

                                        __________________________










- -----------------------
/1/ I have received completed, executed and retained Code Section 83(b) election that was attached hereto as Exhibit B. As set forth in Section 3.2 above, I understand that I, and not the Corporation, will be responsible for completing the form and filing the election with the appropriate office of the federal and state tax authorities and that if such filing is not completed within thirty (30) days after the date of this Agreement, I will forfeit the significant tax benefits afforded a purchaser of stock under
     Section 83(b). I understand further that such filing should be made by registered or certified mail, return receipt requested, and that I must retain two (20) copies of the completed form for filing with my state and federal tax returns for the current tax year and an additional copy for my records.

                                   EXHIBIT A


                      Assignment Separate from Certificate


          FOR VALUE RECEIVED ____________________ hereby sell, assign and transfer unto VIROPHARMA, INC., a Delaware corporation (the "Corporation"), _______ (_______) shares of the _______ Capital Stock of __________ standing in
__________ name on the books of said _________ represented by Certificate No.
_________ herewith and do hereby irrevocably constitute and appoint
_________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated: ____________________


                              Signature: ________________________



                              Signature: ________________________

                                   EXHIBIT B


                               Repurchase Rights


This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

     (1) The person who performed the services is:

               Name:
               Address:
               Taxpayer Ident. No.:
               taxable Year: Calendar Year 19___.

     (2) The property with respect to which the election is being made is ________ shares of the common stock of _______________.

     (3) The property was issued on ____________________, 19__.

     (4) The taxable year for which the election is being made is __________.

     (5) The property is non-transferable and is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason stockholder's services which are rendered for the benefit of the issuer are terminated. The issuer's repurchase right lapses on the following dates:

______________       ______________       ______________       ______________

     (6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $__________ per share.

     (7) The amount paid for such property is $__________ per share.

     (8) A copy of this statement was furnished to __________, for whom Service Provider rendered the service underlying the transfer of property.

     (9) This statement is executed as of: _____________________



__________________________          __________________________________
Spouse (if any)                     Service Provider